Summary Prospectus and Prospectus Supplement
Core Plus Fund
Diversified Bond Fund
Multisector Income Fund
Short Duration Fund
Short Duration Strategic Income Fund
Summary Prospectuses and Prospectuses dated August 1, 2023

Multisector Floating Income ETF
Summary Prospectus and Prospectus dated March 14, 2023

Multisector Income ETF
Short Duration Strategic Income ETF
Summary Prospectuses and Prospectuses dated January 1, 2023

Ginnie Mae Fund
Government Bond Fund
Short-Term Government Fund
Summary Prospectuses and Prospectuses dated August 1, 2023

Supplement dated August 10, 2023

The change below will be effective as of August 31, 2023.

Peter Van Gelderen, Vice President and Senior Portfolio Manager, has announced his plans to leave American Century. As a result, he will no longer serve as a portfolio manager for the funds effective August 31, 2023.

©2023 American Century Proprietary Holdings, Inc. All rights reserved.
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